                             ACQUISITION AGREEMENT

                                  BY AND AMONG


                              INNOTRAC CORPORATION
                                SELLTEL #1, INC.
                                RENTEL #1, INC.
                                   IELC, INC.
                             HOMETEL SYSTEMS, INC.
                             HOMETEL PROVIDERS INC.
                               RENTEL #2, L.L.C.
                               SELLTEL #2, L.L.C.
                        HOMETEL PROVIDERS PARTNERS, L.P.
                              ITC SERVICE COMPANY
                                SCOTT D. DORFMAN

         SUSAN MARY TROTOCHAUD, as Custodian for Bradley H. Dorfman,
                     Brent M. Dorfman and Jesse E. Dorfman

                                      AND

                             SUSAN MARY TROTOCHAUD



                               DECEMBER 15, 1997

                             ACQUISITION AGREEMENT


          THIS AGREEMENT is made and entered into as of the 15th day of December, 1997, by and among INNOTRAC CORPORATION, a Georgia corporation ("INNOTRAC"); SELLTEL #1, INC., a Georgia corporation ("SELLTEL #1"); RENTEL #1,
  --------                                              ----------
INC., a Georgia corporation ("RENTEL #1"); IELC, INC., a Georgia corporation
                              ---------
("IELC"); HOMETEL SYSTEMS, INC., a Georgia corporation ("HOMETEL"); HOMETEL
  ----                                                   -------
PROVIDERS INC., a Georgia corporation ("PROVIDERS"); RENTEL #2, L.L.C., a
                                        ---------
Georgia limited liability company ("RENTEL #2"); SELLTEL #2, L.L.C., a Georgia
                                    ---------
limited liability company ("SELLTEL #2"); HOMETEL PROVIDERS PARTNERS, L.P., a
                            ----------
Georgia limited partnership ("HOMETEL PARTNERS"); ITC SERVICE COMPANY, a
                              ----------------
Delaware corporation ("ITC"); SCOTT D. DORFMAN, an individual resident of the
                       ---
State of Georgia ("S. DORFMAN"); SUSAN MARY TROTOCHAUD, AS CUSTODIAN FOR EACH OF
                   ----------
BRADLEY H. DORFMAN, BRENT M. DORFMAN AND JESSE E. DORFMAN, all individual residents of the State of Georgia (in such capacity, "CUSTODIAN"); and SUSAN
                                                      ---------
MARY TROTOCHAUD, an individual resident of the State of Georgia ("TROTOCHAUD").
                                                                  ----------
IELC, HomeTel and Providers are sometimes collectively referred to herein as the "MERGING CORPORATIONS", and individually as a "MERGING CORPORATION". RenTel #1,
 --------------------                          -------------------
RenTel #2, SellTel #1, SellTel #2 and HomeTel Partners are sometimes collectively referred to herein as the "CONTRIBUTED COMPANIES", and individually
                                        ---------------------
as a "CONTRIBUTED COMPANY".  The Merging Corporations, the Contributed Companies
      -------------------
and Innotrac are sometimes collectively referred to herein as the "ENTITIES",
                                                                   --------
and individually as an "ENTITY".  S. Dorfman, ITC, Custodian and Trotochaud are
                        ------
sometimes collectively referred to herein as the "EQUITY HOLDERS", and
                                                  --------------
individually as an "EQUITY HOLDER".
                    -------------

                                  WITNESSETH:

          WHEREAS, each of the Entities is engaged in the business of providing customized, technology-based marketing support services (the "BUSINESS"); and
                                                              --------

          WHEREAS, the parties hereto believe it to be in their individual and collective best interests for the Business as currently conducted by each Entity other than Innotrac to be combined; and

          WHEREAS, to partially accomplish this objective, the Merging Corporations are to be merged with and into Innotrac, in a transaction qualifying as a plan of reorganization within the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "CODE"); and
                                                                    ----

          WHEREAS, to partially accomplish this objective, those of the Equity Holders who hold equity and ownership interests in the Contributed Companies desire to contribute to Innotrac all of their respective equity and ownership interests in the Contributed Companies in exchange for shares of the common stock of Innotrac in a transaction qualifying within the provisions of Section 351 of the Code; and

          WHEREAS, promptly following consummation of (i) the merger of the Merging Corporations with and into Innotrac and (ii) the contribution to Innotrac by the relevant Equity Holders of all of their respective equity and ownership interests in the Contributed Companies, Innotrac intends to offer a number of its shares of common stock to the public;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   THE MERGER
                                   ----------

     1.1  THE MERGER.  At the Effective Time (such term and other capitalized
          ----------
terms used herein being defined in this Agreement in either ARTICLE 12 or elsewhere in relevant portions of this Agreement) upon the terms and subject to the conditions contained herein, and in accordance with the Georgia Business Corporation Code as then in effect (the "ACT"), each of the Merging Corporations
                                         ---
shall be merged (the "MERGER") with and into Innotrac, the separate existence of
                      ------
each Merging Corporation shall cease, and Innotrac shall continue as the surviving corporation (as the surviving corporation in the Merger, the "SURVIVING CORPORATION").
----------------------

     1.2  EFFECT OF THE MERGER.  At the Effective Time, Innotrac shall continue
          --------------------
its corporate existence under the Laws of the State of Georgia and shall succeed to all rights, privileges, immunities, franchises and powers, and be subject to all duties, liabilities, debts and obligations, of each of the Merging Corporations in accordance with the provisions of the Act.

     1.3  ARTICLES OF INCORPORATION.  The Articles of Incorporation of Innotrac
          -------------------------
as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable Law and such Articles of Incorporation.

     1.4  BY-LAWS.  The By-Laws of Innotrac as in effect immediately prior to
          -------
the Effective Time shall continue to be the By-Laws of the Surviving Corporation until thereafter amended in accordance with applicable Law, the Articles of Incorporation of the Surviving Corporation, and such By-Laws.

     1.5  BOARD OF DIRECTORS.  The directors of the Surviving Corporation
          ------------------
immediately prior to the Effective Time shall continue to be the directors of the Surviving Corporation, each of such persons to serve until his or her successor is duly elected and qualified.

     1.6  OFFICERS.  The officers of the Surviving Corporation immediately prior
          --------
to the Effective Time shall continue to be the officers of the Surviving Corporation, each of such officers to serve until his or her successor is duly qualified.

                                   ARTICLE 2

                      THE CONTRIBUTION OF EQUITY INTERESTS
                      ------------------------------------

     2.1  CONTRIBUTION.  At the Closing, each Equity Holder shall contribute,
          ------------
assign, transfer and convey to Innotrac all of their respective equity and ownership interests in the Contributed Companies (collectively, the "EQUITY
                                                                     ------
INTERESTS"), free and clear of any and all Liens, in exchange for that number of
---------
shares of Innotrac Common Stock determined in accordance with ARTICLE 3.

     2.2  WAIVER.  Each Equity Holder, Contributed Company and Innotrac, as
          ------
appropriate, hereby waives and/or acknowledges compliance with any and all requirements and limitations regarding the contribution, conveyance, transfer and assignment of the Equity Interests, that might apply to such transfer pursuant to that certain (i) Limited Partnership Agreement, dated April 11, 1994, between HomeTel Providers and ITC Holding Company, (ii) SellTel #2, L.L.C. Operating Agreement, dated June 12, 1996, between S. Dorfman and Trotochaud, and, (iii) RenTel #2, L.L.C. Operating Agreement, dated June 12, 1996, between
S. Dorfman and Custodian.


                                   ARTICLE 3

                         FINANCIAL MATTERS AND CLOSING
                         -----------------------------

     3.1  MERGER CONSIDERATION.  At the Effective Time, by virtue of the Merger,
          --------------------
and without any action on the part of the shareholders of the Merging Corporations, all of the shares of capital stock of each Merging Corporation issued and outstanding immediately prior to the Effective Time (as defined in PARAGRAPH 3.5(B) below), including without limitation, all of the Stock (as defined in PARAGRAPH 4.2(A) below) of such Merging Corporation, and any and all rights and options granted by such Merging Corporation to acquire any of the capital stock of such Merging Corporation, shall be canceled, retired and converted into and become the right to receive the consideration (the "MERGER
                                                                       ------
CONSIDERATION") described in EXHIBIT A-1.
-------------

     3.2  CONTRIBUTION CONSIDERATION.  On the Closing Date and against delivery
          --------------------------
of the certificates, if any, representing the Shares (as defined in PARAGRAPH 4.2(B) below) and the instruments, if any, representing the Partnership Interests (as defined in PARAGRAPH 4.2(C) below), Innotrac shall deliver and pay to each relevant Equity Holder the consideration (the "CONTRIBUTION
                                                       ------------
CONSIDERATION"; and together with the Merger Consideration, the "CONSIDERATION")
-------------                                                    -------------
described in EXHIBIT A-2.

     3.3  FRACTIONAL SHARES.  Notwithstanding any other provision herein, no
          -----------------
fractional shares of Innotrac Common Stock will be issued, and any Equity Holder who otherwise would be entitled hereunder to receive a fractional share of Innotrac Common Stock but for this PARAGRAPH 3.3 will be entitled to receive, in lieu thereof, a cash payment for and in the amount

(rounded up to the nearest whole cent) equal to that Equity Holder's fractional interest in a share of Innotrac Common Stock multiplied by the IPO Price.

     3.4  CLOSING.  The consummation (the "CLOSING") of the transactions
          -------                          -------
contemplated in this Agreement (collectively, the "TRANSACTIONS") shall take
                                                   ------------
place at the offices of Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia, at 10:00 a.m., Atlanta Time, on the Business Day on which all the conditions set forth in ARTICLES 8 AND 9 hereof have been satisfied or waived (the "CLOSING DATE").
                          ------------

     3.5  TRANSACTIONS AT CLOSING.  (a)  Each Equity Holder shall deliver to
          -----------------------
Innotrac certificates representing the Stock, Shares or the Partnership Interests, if any, or such other documents or instruments of title, ownership and conveyance as Innotrac may require, duly endorsed for transfer, with all required transfer stamps affixed, in each case free and clear of any and all Liens.

     (b) Innotrac shall file a Certificate of Merger in substantially the form attached hereto as EXHIBIT B, with such changes therein as Innotrac shall reasonably determine and which are otherwise consistent with the terms and conditions of this Agreement, with the Office of the Secretary of the State of Georgia which shall become effective at the time so filed (the "EFFECTIVE
                                                                ---------
TIME").
----

     (c) Innotrac shall issue, deliver and pay the relevant Contribution Consideration to each Equity Holder and the relevant Merger Consideration to each person or entity entitled to receive same.

     (d) All deliveries, payments and other transactions and documents relating to the Closing shall be interdependent and none shall be effective unless and until all are effective (except to the extent that the party entitled to the benefit thereof has waived in writing satisfaction or performance thereof as a condition precedent to Closing).

     (e) From time to time and at any time, at any party's reasonable request, whether on or after the Closing Date, and without further consideration, each party shall execute and deliver such further documents and instruments of conveyance, assignment, and transfer and shall take such further reasonable actions as may be reasonably necessary or desirable to carry out the intent of this Agreement.

     3.6  SHARES OF INNOTRAC COMMON STOCK.  Each certificate evidencing shares
          -------------------------------
of Innotrac Common Stock to be received as Consideration hereunder (and each replacement certificate therefor) shall bear a legend in substantially the form set forth below:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF

          UNLESS THEY HAVE BEEN REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                   ARTICLE 4

                 REPRESENTATIONS AND WARRANTIES OF THE ENTITIES
                 ----------------------------------------------

          To induce each other party to enter into and perform this Agreement, to consummate the Merger, to effect the contribution of the Equity Interests, and to deliver and pay the Consideration as provided herein, each Entity in respect of itself only, represents and warrants to, and covenants and agrees with, each other party hereto, as follows:

          4.1  ORGANIZATION AND AUTHORITY. Entity is a corporation, limited
               --------------------------
liability company, or limited partnership, as appropriate, duly organized, validly existing and in good standing under the laws of the State of Georgia. Entity has all requisite power and authority and is entitled to own or lease its assets and to carry on its business as and in all places where such business is now conducted and such properties are owned or leased. Entity is duly authorized, licensed, qualified or domesticated as a foreign legal entity in the jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such authorization, license, qualification or domestication necessary.

          4.2  CAPITAL; OWNERSHIP; SUBSIDIARIES.
               --------------------------------

          (a) If Entity is a corporation, Entity has an authorized capital stock (the "STOCK") as set forth on Schedule 4.2. As of the date hereof, all
      -----                   ------------
outstanding shares of the Stock are owned beneficially and of record by those Persons identified on Schedule 4.2 hereto in the amounts set forth opposite
                      ------------
their respective names. All of the outstanding shares of the Stock are duly authorized, validly issued, fully paid and nonassessable and were authorized, offered, issued and sold in accordance with all applicable securities and other Laws and all rights of each Entity's shareholders and other Persons. No Person has any preemptive rights with respect to shares of Stock of Entity. Except as set forth on Schedule 4.2, there are no outstanding securities convertible into
             ------------
Stock or rights to subscribe for or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the Stock. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any of the Stock. Except as set forth on Schedule 4.2 or as otherwise
                                             ------------
provided in PARAGRAPH 6.6, Entity is not subject to any obligation to repurchase or otherwise acquire or retire any of its Stock, and Entity has no Liability for dividends declared or accrued, but unpaid, with respect to its Stock. Entity has not purchased or redeemed any of its Stock, and, except as set forth in
Schedule 4.2, has not paid any dividend or made any other payment to any of the
------------
Equity Holders or related or affiliated persons within the past year.

          (b) If Entity is a limited liability company, Entity is authorized to issue that number of shares (the "SHARES") as set forth on Schedule 4.2. As of
                                  ------                   ------------
the date hereof, all
outstanding Shares are owned beneficially and of record by those Persons identified on Schedule 4.2 hereto as set forth opposite their respective names.
              ------------
All of the outstanding Shares are duly authorized, validly issued, fully paid and non-assessable and were authorized, offered, issued and sold in accordance with all applicable securities and other Laws and all rights of each Entity's members or shareholders and other Persons. No Person has any preemptive rights with respect to the Shares. Except as set forth on Schedule 4.2, there are no
                                                    ------------
outstanding securities convertible into Shares or rights to subscribe for, or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the Shares. There are no voting trusts, proxies or other agreements or other understandings with respect to the voting of any of the Shares. Except as set forth on Schedule 4.2 or as otherwise provided in PARAGRAPH 6.6, Entity is
             ------------
not subject to any obligation to repurchase or otherwise acquire or retire any of the Shares, and has no Liability for distributions declared or accrued, but unpaid, with respect to its Shares. Except as set forth in Schedule 4.2, Entity
                                                            ------------
has made no distribution nor any other payments to any of the Equity Holders or other Related Parties within the past year.

          (c) If Entity is a limited partnership, the partnership interests of Entity (the "PARTNERSHIP INTERESTS") are as set forth on Schedule 4.2. As of
             ---------------------                       ------------
the date hereof, all Partnership Interests are owned beneficially and of record by those Persons identified on Schedule 4.2 hereto as set forth opposite their
                               ------------
respective names. All of the Partnership Interests were authorized, offered, issued and sold in accordance with all applicable securities and other Laws and all rights of each Entity's partners and other Persons. No Person has any preemptive right with respect to the Partnership Interests. Except as set forth on Schedule 4.2, there are no outstanding securities convertible into
   ------------
Partnership Interests or rights to subscribe for, or to purchase, or any options for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any Actions relating to, the Partnership Interests. There are no voting trusts, proxies or other agreements or other understandings with respect to the voting of any of the Partnership Interests. Except as set forth on Schedule 4.2 or as otherwise provided in
                                   ------------
PARAGRAPH 6.6, Entity is not subject to any obligation to repurchase or otherwise acquire or retire any of the Partnership Interests, and has no Liability for distributions declared or accrued, but unpaid, with respect to its Partnership Interests. Except as set forth in Schedule 4.2, Entity has made no
                                               ------------
distribution nor any other payments to any of the Equity Holders or other Related Parties within the past year.

          (d) None of the Entities has any interest, direct or indirect, nor has any commitment to purchase or otherwise acquire any equity, ownership or participatory interest, or any rights or claims to same, direct or indirect, in any other Person.

          4.3  AUTHORITY; INCONSISTENT OBLIGATIONS.  (a)  Entity has the full
               -----------------------------------
right, power and authority to execute and deliver and to perform and comply with this Agreement in accordance with its terms. All proceedings and actions required to be taken by Entity to authorize the execution, delivery and performance of this Agreement have been properly taken. This Agreement has been duly and validly executed and delivered on behalf of Entity by its duly authorized officers, agents or representatives. This Agreement constitutes the valid and legally binding obligation, subject to general equity principles, of Entity, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting the rights of creditors generally.

          (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will result in a violation or breach of, or constitute a default under, (i) the articles of incorporation, by-laws, articles of organization, operating agreement, certificate of limited partnership, or limited partnership agreement, as applicable, of Entity, (ii) any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge or other agreement, instrument or document, (iii) any material Law, (iv) any other commitment or restriction, to which Entity is a party or by which Entity or any of its assets, property or business is subject or bound; nor will such actions result in (v) the creation of any Lien on any of the assets of Entity, (vi) the acceleration or creation of any obligation of Entity, or (vii) the forfeiture of any material right or privilege of Entity.

          4.4  CONSENTS.  The execution and delivery of this Agreement by Entity
               --------
and the consummation by it of the transactions contemplated by this Agreement
(a) do not require the consent, approval or action of, or any filing with or notice to, any Person or Government, and (b) and do not impose any other term, condition or restriction on Innotrac or Entity pursuant to any business combination, takeover or other similar Law.

          4.5  NO VIOLATION; COMPLIANCE WITH LAWS.  Other than as described in
               ----------------------------------
the Private Placement Memorandum, Entity is not in default under or in violation of its articles of incorporation, by-laws, articles of organization, operating agreement, certificate of limited partnership, or limited partnership agreement, as applicable, and has complied with all applicable Laws, where the failure to comply would have a Material Adverse Effect on Entity or Innotrac (after giving effect to the transactions contemplated by and provided for in this Agreement). Entity has not received any notification of any asserted present or past failure by any Entity to comply with any Laws.

          4.6  FINANCIAL STATEMENTS; DISCLOSURE. (a) Prior to the date hereof,
               --------------------------------
Entity has delivered to Innotrac copies of the financial statements and related documents as identified in Schedule 4.6 (collectively, the "FINANCIAL
                           ------------                     ---------
STATEMENTS"). The Financial Statements are true and correct in all material respects, have been prepared in accordance with GAAP, present fairly the financial condition of Entity as at the respective dates thereof and the results of Entity's operations and cash flows for the periods then ended and are consistent in all material respects with the books and records of Entity.

          (b) As of the date hereof, all Information that has been made available by or on behalf of Entity prior to the date of this Agreement in connection with the transactions contemplated hereby is, taken together, true and correct in all material respects and does not contain, to the knowledge of Entity, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which those statements were made. Information that is made available by or on behalf of Entity after the date hereof from time to time prior to the Closing will be, when made available, true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which those statements were made.

          4.7  LIABILITIES.  Except as set forth in Schedule 4.7, Entity does
               ------------                         ------------
not have any debt, liability or obligation of any kind, whether accrued, absolute, known or unknown, contingent or otherwise, except (i) those reflected on the latest balance sheet of Entity included within the Financial Statements,
(ii) current liabilities incurred in the regular and ordinary course of business consistent with Entity's past practices in connection with the purchase of goods and services since the date of such last balance sheet and properly reflected in Entity's books and records, (iii) liabilities under or pursuant to the SouthTrust Credit Facility, (iv) executory commitments of Entity under or pursuant to any contract to which Entity is a party, and (v) as specifically disclosed in the Private Placement Memorandum, other than for those that would not have a Material Adverse Effect on Entity or Innotrac (after giving effect to the transactions contemplated by and provided for in this Agreement).

          4.8  LITIGATION. No Action is pending or, to the knowledge of Entity,
               ----------
threatened to which Entity is or may become a party, which if adversely determined to Entity would have a Material Adverse Effect on Entity or Innotrac (after giving effect to the transactions contemplated by and provided for in this Agreement).

          4.9  PRIVATE PLACEMENT MEMORANDUM AND REGISTRATION STATEMENT.  The
               -------------------------------------------------------
descriptions in the Private Placement Memorandum and the Registration Statement of agreements and documents to which Entity is a party or by which Entity or its assets, properties or business are bound, including any such agreements or documents incorporated by reference or attached as exhibits to the Private Placement Memorandum or the Registration Statement, are accurate in all material respects and fairly present the subject matter thereof.


                                   ARTICLE 5

              REPRESENTATIONS AND WARRANTIES OF THE EQUITY HOLDERS
              ----------------------------------------------------

          To induce each other party to enter into and perform this Agreement, to consummate the Merger, to effect the contribution of the Equity Interests, and to deliver and pay the Consideration as provided herein, each Equity Holder, in respect of itself only, represents and warrants to, and covenants and agrees with, each other party hereto, as follows:

          5.1  INVESTMENT INTENTIONS.  Equity Holder (i) will be acquiring the
               ---------------------
shares of Innotrac Common Stock to be issued pursuant to ARTICLE 3 to Equity Holder solely for Equity Holder's account, for investment purposes only and with no current intention or plan to distribute, sell, or otherwise dispose of any of those shares in connection with any distribution; (ii) is not a party to any agreement or other arrangement for the disposition of any shares of Innotrac Common Stock other than this Agreement; (iii) is an "accredited investor" as defined in Securities Act Rule 501(a); (iv) (A) is able to bear the economic risks of an investment in the Innotrac Common

Stock acquired pursuant to this Agreement, (B) can afford to sustain a total loss of that investment, (C) has such knowledge and experience in financial and business matters that the Equity Holder is capable of evaluating the merits and risks of the proposed investment in the Innotrac Common Stock, (D) has had an adequate opportunity to ask questions and receive answers from the officers of Innotrac concerning any and all matters relating to the transactions contemplated hereby, including the background and experience of the current and proposed officers and directors of Innotrac, the plans for the operations of the business of Innotrac, and the business, operations, and financial condition of the Entities, and (E) has asked all questions of the nature described in the preceding clause (D), and all those questions have been answered to Equity Holder's satisfaction; and (v) has received and carefully reviewed the Private Placement Memorandum.

          5.2  OWNERSHIP.  Equity Holder is the record and beneficial owner of
               ---------
the Stock, Shares or Partnership Interest, as appropriate, set forth opposite Equity Holder's name in Schedule 4.2, free and clear of all Liens.
                        ------------

          5.3  POWER OF THE EQUITY HOLDER; APPROVAL OF TRANSACTION.  Equity
               ---------------------------------------------------
Holder has the full power, legal capacity, and authority to execute and deliver this Agreement and to perform Equity Holder's obligations in this Agreement. This Agreement constitutes the legal, valid, and binding obligation of Equity Holder, enforceable against Equity Holder in accordance with its terms, except as that enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and (ii) subject to general principles of equity (regardless of whether that enforceability is considered in a proceeding in equity or at law). In the case of ITC, ITC has obtained all necessary corporate approvals for the authorization, execution, delivery, and performance by the ITC of this Agreement, including without limitation, any required shareholder approval. In the case of Custodian, all actions on the part of Custodian and all other Persons (including any court) necessary for the authorization, execution, delivery, and performance by Custodian of this Agreement have been duly taken and the transactions contemplated herein have been duly authorized.

          5.4  NO CONFLICTS OR LITIGATION. The execution, delivery, and
               --------------------------
performance in accordance with their respective terms by Equity Holder of this Agreement do not and will not (a) violate or conflict with any Law applicable to Equity Holder, (b) breach or constitute a default under any agreement or instrument to which Equity Holder is a party or by which Equity Holder or any of the Stock, Shares or Partnership Interests, as appropriate, owned by Equity Holder is bound, (c) result in the creation or imposition of, or afford any Person the right to obtain, any Lien upon any of the Stock, Shares or Partnership Interests owned by Equity Holder, or (d) if Equity Holder is ITC, violate ITC's articles of incorporation or by-laws. No Action is pending or, to the knowledge of Equity Holder, threatened to which Equity Holder is or may become a party that (i) questions or involves the validity or enforceability of any of Equity Holder's obligations under this Agreement or (ii) seeks (or reasonably may be expected to seek) (A) to prevent or delay the consummation by Equity Holder of the transactions contemplated by this Agreement to be consummated by Equity Holder or (B) damages or other relief in connection with any consummation by Equity Holder of the transactions contemplated by this Agreement.

          5.5  NO BROKERS.  Equity Holder has not, directly or indirectly, in
               ----------
connection with this Agreement or the transactions contemplated hereby (a) employed any broker, finder, or agent or (b) agreed to pay or incurred any obligation to pay any broker's or finder's fee, any sales commission, or any similar form of compensation.

          5.6  PREEMPTIVE AND OTHER RIGHTS; WAIVER.  Except for the rights of
               -----------------------------------
the Equity Holder to receive shares of Innotrac Common Stock in accordance with
ARTICLE 3 as a result of the Transactions or to acquire Innotrac Common Stock pursuant to any written option granted by Innotrac to Equity Holder separate and apart from this Agreement, Equity Holder either (a) does not own or otherwise have any statutory or contractual preemptive or other right of any kind (including any right of first offer or refusal) to acquire any Stock, Shares, Partnership Interests or Innotrac Common Stock or (b) hereby irrevocably waives each right of that type the Equity Holder does own or otherwise has.

                                   ARTICLE 6

                             ADDITIONAL AGREEMENTS
                             ---------------------

          6.1  COOPERATION.  The parties shall cooperate fully with each other
               -----------
and with their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and all parties shall use their best commercial efforts to consummate the transactions contemplated herein and to fulfill their obligations hereunder, including, without limitation, causing to be fulfilled at the earliest practical date the conditions precedent to the obligations of the parties to consummate the transactions contemplated hereby. Without the prior written consent of the other parties, no party hereto may take any intentional action that would cause the conditions precedent to the obligations of the parties hereto to effect the transactions contemplated hereby not to be fulfilled, including, without limitation, taking or causing to be taken any action which would cause the representations and warranties made by such party herein not to be true, correct and complete as of the Closing.

          6.2  OTHER POST-CLOSING COOPERATION.  Each Equity Holder, severally
               ------------------------------
and not jointly, covenants and agrees that they shall cooperate fully and in good faith, and shall use their best efforts to cause any and all accountants, legal counsel, actuaries and other professional advisors employed or engaged by an Entity at any time prior to the Effective Time to cooperate fully and in good faith, with Innotrac in connection with the preparation and filing of any and all documents, agreements, instruments, certificates, consents, registration statements and other reports or papers required or permitted to be filed, registered or submitted in accordance with any Law, including, without limitation, the federal securities Laws.

          6.3  PUBLICITY.  All press releases and other public announcements
               ---------
respecting the subject matter hereof shall be made only with the prior consent of Innotrac, such consent not to be unreasonably withheld.

      6.4  CERTAIN GOVERNMENTAL FILINGS.  The parties will make, or cause to
           ----------------------------
be made, all filings and submissions required to be made to any Government in connection with the transactions contemplated by this Agreement. Each of the parties will furnish to the other parties such necessary information and reasonable assistance as such other party may reasonably request in connection with their preparation of necessary filings or submissions to any governmental or other regulatory agency.

      6.5  TAX MATTERS. The following provisions shall govern the allocation
           -----------
of responsibility as among Innotrac, the Contributed Companies and Equity Holders, for certain tax matters following the Closing Date:

     (a) Innotrac shall prepare or cause to be prepared and file or cause to be filed all federal, state or local income, sales, use, ad valorem or other Tax returns for the Entities for all periods ending on or prior to the Closing Date which are filed after the Closing Date. Innotrac shall issue to the Equity Holders or other appropriate persons or entities (collectively with the Equity Holders, the "TAXPAYERS") appropriate forms K-1 or other information returns
              ---------
with respect to the Taxpayers' respective distributive shares of income, gain, loss, deduction and other income tax items of the Entities, if any.

     (b) Innotrac, the Entities and the Taxpayers shall cooperate fully, as and to the extent reasonably requested by any other party, in connection with the filing of tax returns pursuant to this PARAGRAPH 6.5 and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon another party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Innotrac agrees to retain all books and records with respect to Tax matters pertinent to the Entities relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Equity Holders, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority.

     (c) Innotrac and the Taxpayers further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

     6.6  DIVIDENDS AND DISTRIBUTIONS.    The parties agree that various of the
          ---------------------------
Entities will be making distributions to their equity holders, in such amounts as shall be approved by the Board of Directors or other governing body of such Entity and consistent with their respective organizational and other governing documents and applicable law. Such distributions shall be generally be in
respect of (i) previously   taxed but undistributed income,  (ii) distributions
to cover taxes for the relevant equity holder for taxable year 1997, (iii) distributions to cover taxes for the relevant equity holder for taxable year 1998 or any part thereof, and (iv) distributions in respect of other prior taxable years. It is further understood and agreed that these distributions will be declared but not paid, and are expressly made subject to, completion and closing of the IPO. The aggregate distributions to be declared by HomeTel Partners, other than in respect of 1997 and 1998 income taxes, shall be $4,000,000, $3,600,000 of which shall be distributed to Providers, and $400,000 of which shall be distributed to ITC.


                                   ARTICLE 7

              CONDUCT OF BUSINESS OF THE ENTITIES PENDING CLOSING
              ---------------------------------------------------

     Each Entity covenants and agrees, in respect of itself only, that, except as may otherwise be provided herein, without the prior written consent of Innotrac, between the date hereof and the Closing Date:

     7.1  BUSINESS IN THE ORDINARY COURSE.    The operations of Entity shall
          -------------------------------
be conducted only in the ordinary and usual course and consistent with prior practices, without the creation of any additional indebtedness for borrowed money, provided that Entity may continue to draw on the SouthTrust Credit Facility. Without limiting the generality of the foregoing:

     (a) Entity shall not enter into any contracts, agreements or other arrangements to provide, sell, rent, lease, license, distribute or supply goods or services to any customer or any third party except in the ordinary course of its operations at prices and on terms consistent with the prior operating practices of Entity.

     (b) Entity shall maintain, preserve and protect all of its assets in good condition, except for ordinary wear and tear and damage by fire or other casualty.

     (c) The books, records and accounts of Entity shall be maintained in the usual, regular and ordinary course of business on a basis consistent with prior practices and in accordance with GAAP.

     (d) Entity shall use its best efforts to preserve its operations, to keep available the services of its present employees, to preserve the goodwill of its suppliers, customers and others having business relations with it.

     7.2  NO MATERIAL CHANGES.  No action shall be taken by Entity or any
          -------------------
Equity Holder which shall materially alter the capitalization, or financial structure of the Business of Entity. Without limiting the generality of the foregoing:

     (a) No change shall be made in the articles of incorporation, by-laws, operating agreement, or limited partnership agreement, as applicable, of Entity.

     (b) No change shall be made in the authorized or issued capital stock, or membership interests or partnership interests, as applicable, of Entity.

     (c) Neither Entity nor any Equity Holder shall issue or grant any right or option to purchase or otherwise acquire any Equity Interest or other security of any Entity, other than options granted by Innotrac pursuant to its Stock Option and Incentive Award Plan.

     (d) Except as provided in PARAGRAPH 6.6, no dividend or other distribution or payment shall be declared or made with respect to any of the Stock, Shares or Partnership Interests, as appropriate, of Entity, and Entity shall not, directly or indirectly, redeem, purchase or otherwise acquire any of same.

     (e) Entity shall not dissolve, liquidate or voluntarily declare bankruptcy or seek the appointment of a receiver, trustee or custodian.


                                   ARTICLE 8

                     CONDITIONS TO OBLIGATIONS OF INNOTRAC
                     -------------------------------------

     The obligations of Innotrac to consummate the Transactions and to pay the Consideration as set forth in ARTICLE 3, are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in writing in whole or in part by
Innotrac:

     8.1  PROCEEDINGS AND DOCUMENTS SATISFACTORY.  All proceedings taken in
          --------------------------------------
connection with the consummation of the Transactions and all documents and papers required in connection therewith shall be reasonably satisfactory to Innotrac and its counsel, and Innotrac and its counsel shall have timely received copies of such documents and papers, all in form and substance satisfactory to Innotrac and its counsel, as reasonably requested by Innotrac or its counsel in connection therewith.

     8.2  REPRESENTATIONS AND WARRANTIES.  The representations and
          ------------------------------
warranties contained in this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of any other Entity or any Equity Holder in connection with the transactions contemplated by this Agreement shall be true and correct as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true and correct at and as of such time.

     8.3  COMPLIANCE WITH AGREEMENTS AND CONDITIONS.  Each other Entity and
          -----------------------------------------
each Equity Holder shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by each such party prior to or on the Closing Date.

     8.4  CERTIFICATES.  Each other Entity and each Equity Holder shall have
          ------------
delivered to Innotrac a certificate executed by a duly authorized representative, dated the Closing Date, certifying in such detail as Innotrac may reasonably request as to the fulfillment and satisfaction of the conditions specified in PARAGRAPHS 8.2 AND 8.3.

     8.5  UNDERWRITING AGREEMENT.  A counterpart execution original of the
          ----------------------
Underwriting Agreement shall have been executed and delivered by the representatives of the several underwriters named therein to Innotrac.

     8.6  CONSENTS.  Innotrac shall have received from any and all Persons
          --------
and Governments such consents, authorizations and approvals as are necessary for the consummation of the transactions contemplated by this Agreement and the conduct of the Business after the Effective Time, and the Registration Statement shall have been declared effective by the SEC.

     8.7  NO INCONSISTENT REQUIREMENTS.  No Action shall have been commenced
          ----------------------------
by any Government or Person seeking to enjoin, prohibit or delay the Transactions or the IPO.

     8.8  MISCELLANEOUS.  Innotrac and its counsel shall have received such
          -------------
other opinions, certifications and documents from any Entity, Equity Holder, Government or other Person as Innotrac and its counsel may reasonably request.

                                   ARTICLE 9

        CONDITIONS TO OBLIGATIONS OF THE ENTITIES AND THE EQUITY HOLDERS
        ----------------------------------------------------------------

     The obligations of the Entities (other than Innotrac) and the Equity Holders under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in writing in whole or in part by the Entities and the Equity Holders, acting as a group:

     9.1  REPRESENTATIONS AND WARRANTIES.  The representations and warranties
          ------------------------------
contained in this Agreement shall be true and correct as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true and correct at and as of such time.

     9.2  COMPLIANCE WITH AGREEMENTS AND CONDITIONS.  Innotrac shall have
          -----------------------------------------
performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Innotrac prior to or on the Closing Date.

     9.3  CERTIFICATE OF INNOTRAC.  Innotrac shall have delivered to the
          -----------------------
Entities and the Equity Holders a certificate, dated the Closing Date, certifying in such detail as the Entities and the Equity Holders may reasonably request the fulfillment and satisfaction of the conditions specified in PARAGRAPHS 9.1 AND 9.2.

     9.4  RESOLUTIONS.  Innotrac shall have delivered to the Entities and Equity
          -----------
Holders duly adopted resolutions of its Board of Directors, certified by the Secretary or an Assistant Secretary of Innotrac, dated as of the Closing Date, authorizing and approving the execution of this Agreement by Innotrac and all other action necessary to enable Innotrac to comply with the terms of this Agreement.

     9.5  UNDERWRITING AGREEMENT.  A counterpart execution original of the
          ----------------------
Underwriting Agreement shall have been executed and delivered by the representatives of the several underwriters named therein to Innotrac.

     9.6  NO INCONSISTENT REQUIREMENTS.  No Action shall have been commenced by
          ----------------------------
any Government or Person, seeking to enjoin, prohibit or delay the Transactions or the IPO.


                                   ARTICLE 10

                                  TERMINATION
                                  -----------

     10.1  TERMINATION FOR CERTAIN CAUSES.  This Agreement may be terminated at
           ------------------------------
any time prior to or on the Closing Date by the Entities (other than Innotrac) and the Equity Holders, on the one hand and acting as a group, or by Innotrac, on the other hand, upon written notice to the other parties as follows:

          (a) By Innotrac, if the terms, covenants or conditions of this Agreement to be complied with or performed by any or all of the other Entities and the Equity Holders at or before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by Innotrac.

          (b) By the other Entities and the Equity Holders, acting as a group, if the terms, covenants or conditions of this Agreement to be complied with or performed by Innotrac at or before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by all Entities and all Equity Holders.

          (c) By any party, if any Action shall have been instituted or threatened against any party to this Agreement to restrain, prohibit or delay, or to obtain substantial damages in respect of, this Agreement or the consummation of the Transactions or the IPO, which, in the reasonable and good faith opinion of any party, makes consummation of the transactions herein contemplated inadvisable.

          (d) By any party, if the Underwriting Agreement has not been executed and delivered by the several underwriters named therein on or before December 31, 1998.

          (e) By mutual written agreement of the parties.

     10.2  PROCEDURE ON AND EFFECT OF TERMINATION.  Pursuant to PARAGRAPH 10.1
           --------------------------------------
hereof, written notice of termination shall be given to all other parties by the party electing to terminate, and this Agreement shall terminate upon the giving of such notice, without further action by any of the parties hereto, with the consequence and effect set forth in this PARAGRAPH 10.2. If for any reason on the Closing Date there has been nonfulfillment of an undertaking by or condition precedent for Innotrac, on the one hand, or the Entities and the Equity Holders, on the other hand, not waived in writing by or on behalf of the party in whose favor such undertaking or condition or undertaking runs, the party in whose favor such undertaking or condition runs, in addition to any other right or remedy available to it, may refuse to consummate the transactions contemplated by this Agreement without liability or obligation on its part whatsoever.

                                   ARTICLE 11

                                 MISCELLANEOUS
                                 -------------

     11.1  NOTICES.  All notices, demands or other communications required or
           -------
permitted to be given or made hereunder shall be in writing and .(a) delivered personally, or (b) sent by pre-paid, first class, certified or registered air mail, return receipt requested, or (c) by an express courier service, or (d) by facsimile transmission to the intended recipient thereof, at its address or facsimile number set out below. Any such notice, demand or communication shall be deemed to have been duly given immediately (if given or made by confirmed facsimile), or three days after mailing or the second day after delivery to an express courier service, and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted (or that the envelope was delivered to the express courier service), or that receipt of a facsimile was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

     (i)  If to Innotrac              c/o Innotrac Corporation
          or any Entity:              1828 Meca Way
                                      Norcross, Georgia  30093
                                      Facsimile No.: (770) 717-2111
                                      Attention:  Scott D. Dorfman

          With a copy to:             Kilpatrick Stockton LLP
                                      1100 Peachtree Street
                                      Atlanta, Georgia 30309
                                      Facsimile No.: 404-815-6555
                                      Attention: David A. Stockton

     (ii)  If to ITC:                 ITC Service Company
                                      1239  O. G. Skinner Drive
                                      West Point, GA  31833
                                      Facsimile No.:  (706) 643-5067
                                      Attention:  Bryan W. Adams

     (iii) If to Scott D. Dorfman     c/o Innotrac Corporation
                                      1828 Meca Way
                                      Norcross, Georgia  30093
                                      Facsimile No.:  (770) 717-2111

     (iv) If to Susan Mary Trotochaud, individually or
          as custodian for Bradley H. Dorfman,
          Brent M. Dorfman and
          Jesse E. Dorfman            c/o Innotrac Corporation
                                      1828 Meca Way
                                      Norcross, Georgia  30093
                                      Facsimile No.:  (770) 717-2111
                                      Attention:  Scott D. Dorfman

Any party may change the address to which notices, requests, demands or other communications to such parties shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

     11.2  COUNTERPARTS.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

     11.3  ENTIRE AGREEMENT.  This Agreement supersedes all prior discussions
           ----------------
and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

     11.4  GOVERNING LAW.  The validity and effect of this Agreement shall be
           -------------
governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to conflicts of laws principles.

     11.5  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
           ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

     11.6  PARTIAL INVALIDITY AND SEVERABILITY.  All rights and restrictions
           -----------------------------------
contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable Laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof, shall constitute their agreement with respect to the subject matter hereof, and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

     11.7  WAIVER.  Any term or condition of this Agreement may be waived at any
           ------
time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     11.8  HEADINGS.  The headings of particular provisions of this Agreement
           --------
are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

     11.9  NUMBER AND GENDER.  Where the context requires, the use of the
           -----------------
singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

                                   ARTICLE 12

                              CERTAIN DEFINITIONS
                              -------------------

     For purposes of this Agreement, the following capitalized terms shall have the meanings specified with respect thereto below (all terms used in this Agreement which are not defined in this ARTICLE 12, but are defined elsewhere in this Agreement, shall have for purposes of this Agreement the meanings set forth elsewhere in this Agreement):

     "ACTION" shall mean any action, suit, complaint, claim, counter-claim,
      ------
petition, set-off, inquiry, investigation, administrative proceeding, arbitration, or private dispute resolution proceeding, whether at law, in equity, by contract or agreement, or otherwise, and whether conducted by or before any Government, any Forum, or other Person.

     "BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day
      ------------
on which commercial banks in Atlanta, Georgia, are required or authorized to be closed.

     "FINAL PROSPECTUS" means the prospectus included in the Registration
      ----------------
Statement at the time it becomes effective, except that if the prospectus first furnished to the underwriters after the Registration Statement becomes effective for use in connection with the IPO differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not that prospectus so furnished is required to be filed with the SEC pursuant to Securities Act Rule 424(b)), the prospectus so furnished is the "Final Prospectus."

     "GAAP" shall mean generally accepted accounting principles, consistently
      ----
applied.

     "GOVERNMENT" shall mean any federal, state, local, municipal, or foreign
      ----------
government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

     "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in
      ------    ------    ---------
this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and "ARTICLE", "PARAGRAPH", "SCHEDULE", "EXHIBIT" and like references are to this Agreement unless otherwise specified.

     "INFORMATION" shall mean written information, including without limitation,
      -----------
(a) data, certificates, reports, files, records, agreements, correspondence, plans, policies, practices, manuals, and statements, and (b) summaries of unwritten agreements, arrangements, contracts, plans, policies, programs, or practices or of unwritten amendments or modifications of, supplements to, or waivers under any of the foregoing.

     "INNOTRAC COMMON STOCK" shall mean the $0.10 par value per share Common
      ---------------------
Stock of Innotrac.

     "IPO" means the initial public offering by Innotrac of shares of Innotrac
      ---
Common Stock pursuant to the Registration Statement filed and declared effective under the Securities Act.

     "IPO PRICE" means the price per share of Innotrac Common Stock that is set
      ---------
forth as the "Price to Public" on the cover page of the Final Prospectus.

     "LAW" shall mean all federal, state, local, municipal or foreign
      ---
constitutions, statutes, rules, regulations, ordinances, acts, codes, legislation, treaties, conventions and similar laws and legal requirements, as in effect from time to time.

     "LIABILITY" shall mean shall mean any liability or obligation whether known
      ---------
or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due.

     "LIEN" shall mean any mortgage, pledge, hypothecation, security interest,
      ----
encumbrance, lien or charge of any kind, or any rights of others, however evidenced or created (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

     "MATERIAL ADVERSE EFFECT" shall mean, with respect to the consequences of
      -----------------------
any fact or circumstance (including the occurrence or non-occurrence of any event) to Entity (or after the Closing Date, the Surviving Corporation), that such fact or circumstance has caused, is causing, or may reasonably be expected to cause, directly, indirectly, or consequentially, singularly or in the aggregate with other facts and circumstances, any loss, damage, cost or expense in excess of $100,000.

     "PERSON" shall mean and include an individual, a partnership, a joint
      ------
venture, a corporation, a limited liability company, a trust, an unincorporated association or organization, and a Government.

     "PRIVATE PLACEMENT MEMORANDUM"  shall mean that certain Private Placement
      ----------------------------
Memorandum, dated December 11, 1997, relating to the shares of Innotrac Common Stock to be issued pursuant to this Agreement, as the same may be supplemented or amended.

     "REGISTRATION STATEMENT" shall mean that certain registration statement
      ----------------------
filed by Innotrac with the SEC subsequent to the date that this Agreement is entered into, to register shares of Innotrac Common Stock under the Securities Act for public offering and sale in the IPO, including (a) each preliminary prospectus included therein prior to the date on which that registration statement is declared effective under the Securities Act (including any prospectus filed with the SEC pursuant to Securities Act Rule 424(b)), (b) the Final Prospectus, and (c) any amendments thereof and all supplements and exhibits thereto.

     "REPRESENTATIVE" of a party shall mean such party's directors, officers,
      --------------
partners, employees, agents, accountants, lenders, lawyers, investment bankers, and other financial or professional advisors or consultants.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.
      --------------

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "SOUTHTRUST CREDIT FACILITY" shall mean the credit facilities extended by
      --------------------------
SouthTrust Bank, N.A. to the Entities pursuant to that certain Amended and Restated Loan and Security Agreement, dated December 5, 1997, between the Entities and SouthTrust Bank, N.A.

     "TAXES" shall mean any past, present or future taxes, levies, imposts,
      -----
duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation income, gross receipts, excise, property, sales, transfer, license, payroll, withholding, social security, and franchise taxes, now or hereafter imposed or levied by any Government, and all interest, penalties, additions to tax, and other similar liabilities with respect thereto.

     "UNDERWRITING AGREEMENT" shall mean the written agreement filed or to be
      ----------------------
filed as Exhibit 1 to the Registration Statement.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                              INNOTRAC CORPORATION


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President

                              SELLTEL #1, INC.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              RENTEL #1, INC.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              IELC, INC.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              HOMETEL SYSTEMS, INC.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President

                [SIGNATURES CONTINUED ON FOLLOWING PAGE]

               [SIGNATURES CONTINUED FROM PRECEDING PAGE]

                              HOMETEL PROVIDERS INC.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              RENTEL #2, L.L.C.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              SELLTEL #2, L.L.C.


                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              HOMETEL PROVIDERS PARTNERS, L.P.
                              By: HomeTel Providers Inc., its general partner

                              By: /s/ Scott D. Dorfman
                                 ----------------------------------
                                 SCOTT D. DORFMAN
                                 President


                              ITC SERVICE COMPANY


                              By: /s/ Bryan Adams
                                 ----------------------------------
                                 Name:
                                 Title:


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                   [SIGNATURES CONTINUED FROM PRECEDING PAGE]




 /s/ John H. Nichols, III            /s/ Scott D. Dorfman                 (SEAL)
-------------------------------     -------------------------------------
Witness                             SCOTT D. DORFMAN


 /s/ John H. Nichols, III            /s/ Susan Mary Trotochaud            (SEAL)
-------------------------------     -------------------------------------
Witness                             SUSAN MARY TROTOCHAUD, as custodian for each
                                    of Bradley H. Dorfman, Brent M. Dorfman and
                                    Jesse E. Dorfman


 /s/ John H. Nichols, III            /s/ Susan Mary Trotochaud            (SEAL)
-------------------------------     -------------------------------------
Witness                             SUSAN MARY TROTOCHAUD

                                  EXHIBIT A-1

                              MERGER CONSIDERATION


In respect of HomeTel:

The right to receive, in the aggregate, a number of shares of Innotrac Common Stock equal to (i) 5,420,000 minus (ii) the Partnership Shares (as defined in
                             -----
Exhibit A-2) multiplied by (iii) 63.8204%
             -------------


In respect of IELC:

The right to receive, in the aggregate, a number of shares of Innotrac Common Stock equal to (i) 5,420,000 minus (ii) the Partnership Shares (as defined in
                             -----
Exhibit A-2) multiplied by (iii) 0.5244%%
             -------------


In respect of Providers.:

The right to receive, in the aggregate, a number of shares of Innotrac Common Stock equal to (i) $46,000,000 divided by (ii) the IPO Price multiplied by
                               ----------                    -------------
(iii) 90%

                                  EXHIBIT A-2

                           CONTRIBUTION CONSIDERATION



Name of Equity Holder                       Number of Shares of Innotrac Common Stock
---------------------                       -----------------------------------------
In respect of HomeTel Partners:

ITC                                          The right to receive, in the aggregate, a number
                                             of shares of Innotrac Common Stock equal to (i)
                                             $46,000,000 divided by (ii) the IPO Price
                                                         ----------
                                             multiplied by (iii) 10%.
                                             -------------

                                             (The number of shares of Innotrac Common Stock to
                                             be received by ITC as Contribution Consideration
                                             and to be received by Providers as Merger
                                             Consideration as reflected on Exhibits A-2 and
                                             A-1, respectively, are referred to herein
                                             collectively as the "PARTNERSHIP SHARES").
                                                                  ------------------

In respect of RenTel #1:

S. Dorfman                                   The right to receive, in the aggregate, a number
                                             of shares of Innotrac Common Stock equal to (i)
                                             5,420,000 minus (ii) the Partnership Shares (as
                                                       -----
                                             defined in Exhibit A-2) multiplied by (iii) 9.9625%
                                                                     -------------
In respect of RenTel #2:

1.     S. Dorfman                            1.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             2.6217% multiplied by (iv) 99%
                                                     -------------

2.     Trotochaud                            2.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             2.6217% multiplied by (iv) 1%
                                                     -------------


In respect of SellTel #1:

S. Dorfman                                   The right to receive, in the aggregate, a number
                                             of shares of Innotrac Common Stock equal to (i)
                                             5,420,000 minus (ii) the Partnership Shares (as
                                                       -----
                                             defined in Exhibit A-2) multiplied by (iii)
                                                                     -------------
                                             15.2059%
In respect of SellTel #2:


1.     S. Dorfman                            1.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             7.8651% multiplied by (iv) 85%
                                                     -------------

2.     Trotochaud (as custodian for BHD)     2.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             7.8651% multiplied by (iv) 5%
                                                     -------------

3.     Trotochaud (as custodian for BMD)     3.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             7.8651% multiplied by (iv) 5%
                                                     -------------

4.     Trotochaud (as custodian for JED)     4.  The right to receive, in the aggregate, a
                                             number of shares of Innotrac Common Stock equal to
                                             (i) 5,420,000 minus (ii) the Partnership Shares
                                                           -----
                                             (as defined in Exhibit A-2) multiplied by (iii)
                                                                         -------------
                                             7.8651% multiplied by (iv) 5%
                                                     -------------



                                  SCHEDULE 4.2

(a)  ENTITY                                AUTHORIZED         OUTSTANDING               SHARE OWNERSHIP
                                             SHARES             SHARES
-------------------------------------------------------------------------------------------------------------------------

INNOTRAC                                   50,000,000           1,080,000  Scott Dorfman   996,666 Shares
                                                                           Larry I. Dorfman, Trustee, The Bradley
                                                                           Harris Dorfman Accumulation
                                                                           Trust U/A 12/10/97            27,778 Shares

                                                                           Larry I. Dorfman, Trustee, The Brent
                                                                           Michael Dorfman Accumulation
                                                                           Trust U/A 12/10/97            27,778 Shares

                                                                           Larry I. Dorfman, Trustee, The Jesse
                                                                           Elyse Dorfman Accumulation
                                                                           Trust U/A 12/10/97            27,778 Shares

Any and all options, repurchase obligations and any other obligations with regard to Innotrac Common Stock are disclosed in that certain Form S-1 Registration Statement, a draft dated December 11, 1997, which has been delivered to the equity holders of each of the Entities.

IELC                                            1,000               1,000  Scott Dorfman     1,000 Shares; Certificate #1
------------------------------------------------------------------------------------------------------------------------
HOMETEL                                        10,000                 100  Scott Dorfman     95.5 Shares; Certificate #5
                                                                           Susan Mary Trotochaud, as custodian for
                                                                           Bradley H. Dorfman
                                                                           1.5 Shares; Certificate #2
                                                                           Susan Mary Trotochaud, as custodian for
                                                                           Brent M. Dorfman
                                                                           1.5 Shares; Certificate #3
                                                                           Susan Mary Trotochaud, as custodian for
                                                                           Jesse E. Dorfman
                                                                           1.5 Shares; Certificate #4
------------------------------------------------------------------------------------------------------------------------
PROVIDERS                                      10,000               1,000  Scott Dorfman    1,000 Shares; Certificate #1
------------------------------------------------------------------------------------------------------------------------
RENTEL #1                                       1,000               1,000  SCOTT DORFMAN       90 SHARES; CERTIFICATE #1
                                                                           ARNOLD DORFMAN      10 SHARES; CERTIFICATE #2

Pursuant to that certain Stock Redemption Agreement, dated December 15, 1997, by and among RenTel #1, Scott Dorfman and Arnold Dorfman, RenTel #1 agrees to redeem on the Closing Date all of Arnold Dorfman's shares of RenTel #1.

(a)  ENTITY                                AUTHORIZED         OUTSTANDING               SHARE OWNERSHIP
                                             SHARES             SHARES
-------------------------------------------------------------------------------------------------------------------------

IELC                                            1,000            1,000     Scott Dorfman     1,000 Shares; Certificate #1
SELLTEL #1                                      1,000            1,000     Scott Dorfman        90 Shares; Certificate #1
                                                                           Arnold Dorfman       10 Shares; Certificate #2
--------------------------------------------------------------------------------------------------------------------------


(b)  ENTITY                               AUTHORIZED     OUTSTANDING                    SHARE OWNERSHIP
                                            SHARES           SHARES
--------------------------------------------------------------------------------------------------------------------------
RENTEL #2                                     100,000            1,000    Scott Dorfman         990 Shares
                                                                          Susan Mary Trotochaud  10 Shares
--------------------------------------------------------------------------------------------------------------------------

SELLTEL #2                                    100,000            1,000    Susan Mary Trotochaud, as custodian for
                                                                          Bradley H. Dorfman      50 Shares
                                                                          Susan Mary Trotochaud, as custodian for
                                                                          Brent M. Dorfman        50 Shares
                                                                          Susan Mary Trotochaud, as custodian for
                                                                          Jesse E. Dorfman        50 Shares
                                                                          Scott Dorfman          850 Shares

(c)  ENTITY                                             INTEREST OWNERSHIP

HOMETEL PROVIDERS PARTNERS, L.P.                    HomeTel Providers Inc. 90%
                                                     ITC Service Company   10%

In Article 12 of that certain Limited Partnership Agreement, dated April 11, 1997, by and between HomeTel Providers Inc. and ITC Holding Company, Inc., an option to redeem all of the Limited Partner's interest was granted to the partnership, and a call option to purchase the General Partner's interest was granted to the Limited Partner and a call option to purchase the Limited Partner's interest was granted to both the Partnership and the General Partner.

________________________________________________________________________________

S. Dorfman has granted to David Ellin an option to acquire 1/2% of the total equity of all Entities in which an equity interest is owned by S. Dorfman. This option will be converted at the Closing Date to the right to obtain 32,500 Shares of Innotrac Common Stock.

Each of the Entities has made various distributions over the last twelve months as disclosed in their respective financial statements.

                                  SCHEDULE 4.6

                              FINANCIAL STATEMENTS


     Those financial statements of the respective Entities attached to and referenced in the Private Placement Memorandum.

                                  SCHEDULE 4.7

                                  LIABILITIES



None.